Intangible Assets, Goodwill and Other Long-Term Assets	12 Months Ended
Dec. 31, 2025
Intangible Assets, Goodwill and Other Long-Term Assets [Abstract]
Intangible Assets, Goodwill and Other Long-Term Assets

Note 10: - Intangible Assets, Goodwill and Other Long-Term Assets

a.	Composition and changes:

	December 31,
	2025	2024
	U.S. Dollars in thousands

Intangible Assets	96,096	101,860
Long term pre-paid expenses(1)	1,415	1,366
Intangible assets and other long-term assets	97,511	103,226
Goodwill	30,313	30,313
Contract asset	7,544	8,019
	$135,368	$141,558

(1)	Includes mainly prepayment for excess tax

Intangible Assets:

2025

	Intellectual property(1)	Customer Relationships (1)	Other Intangibles(2) (3)	Total Intangible Assets	Goodwill(1)	Contract asset(4)
	U.S. Dollars in thousand
Cost:
Balance as of January 1, 2025	80,103	$33,514	$11,230	$124,847	$30,313	$8,546
Purchases	-	-	1,435	1,435	-	-
Balance as of December 31, 2025	$80,103	$33,514	$12,665	$126,282	$30,313	$8,546

Accumulated amortization and impairment:
Balance as of January 1, 2025	12,539	5,207	5,241	22,987	-	527
Amortization recognized in the year	4,021	1,676	1,502	7,199	-	475
Balance as of December 31, 2025	16,560	6,883	6,743	30,186	30,313	1,002

Amortized cost at December 31, 2025	$63,543	$26,631	$5,922	$96,096	$30,313	$7,544

2024

	Intellectual property(1)	Customer Relationships (1)	Other Intangibles(2)	Total Intangible Assets	Goodwill(1)	Contract asset(4)
	U.S. Dollars in thousand
Cost:
Balance as of January 1, 2024	80,103	$33,514	$11,230	$124,847	$30,313	$8,546
Purchases	-	-	-	-	-	-
Balance as of December 31, 2024	$80,103	$33,514	$11,230	$124,847	$30,313	$8,546

Accumulated amortization and impairment:
Balance as of January 1, 2024	8,518	3,531	3,156	15,205	-	51
Amortization recognized in the year	4,021	1,676	1,495	7,192	-	476
Impairment loss (3)	-	-	590	590	-	-
Balance as of December 31, 2024	12,539	5,207	5,241	22,987	-	527

Amortized cost at December 31, 2024	$67,564	$28,307	$5,989	$101,860	$30,313	$8,019

(1)	The Intellectual Property, Customer Relationship and Goodwill generated by the November 2021 Saol APA, in the amount of 79,141 thousands, 33,514 thousands and 29,897 thousands respectively other than intellectual property and goodwill in the amount of $962 thousands and $416, respectively which were generated by the acquisition of the Company’s plasma collection center in Beaumont, Texas consumed during March, 2021
(2)	Includes assumed contract manufacturing agreement associated with the November 2021 Saol APA and distribution right of certain pharmaceutical products to be distributed in Israel, subject to IL MOH and or EMA marketing authorization. The Company was required to make certain upfront and milestone payments on account of such distribution rights. These payments are accounted for as long-term assets through obtaining IL MOH marketing authorization and will subsequently be amortized during the expected distribution right’s useful life.

(3)	During 2024 the Company recognized impairment loss of $590 arising from certain distribution rights assets, from which the Company does not expect future economic benefits.

(4)

In December 2019, the Company entered into a binding term sheet for a 12-year contract manufacturing agreement with Saol to manufacture CYOTGAM. As a result of the execution and consummation of the Saol APA as detailed in Note 1, which included the acquisition of all rights relating to CYTOGAM, the previous engagement with Saol with respect to this product expired. Following the successful execution of the technology transfer from the previous manufacturer and pending all necessary FDA approvals, the Company obtained during May 2023 FDA approval to manufacture CYTOGAM at its facility in Beit Kama, Israel.

The Company amortizes the contract asset over an 18-year period on a straight-line basis, representing the expected duration of the relationship with its relevant customers. The amortized cost was included in the cost of goods sold. No impairment losses were recognized.

b.	Amortization:

Amortization expenses of intangible assets and contract assets are classified in statement of profit or loss as follows:

	Year ended December 31,
	2025	2024	2023
	USD in thousands
Cost of goods sold	5,915	5,915	5,491
Other expenses and income	-	590	-
Selling and marketing expenses (1)	1,759	1,753	1,743

	7,674	8,258	7,234

(1)	The Selling and marketing amortization expenses for the year ended December 31, 2025, 2024, and 2023 include $82 thousand, $78 thousand, and $67 thousand, respectively, which are associated with the amortization of in-licensed distribution rights, and $1,676 thousand for each of these years which are associated with the amortization of Customer Relations generated by the November 2021 Saol APA

c.	Allocation of goodwill to cash-generating units

	December 31,
	2025	2024
	U.S. Dollars in thousands
Proprietary	$30,313	$30,313

The goodwill is attributed to the Proprietary Products segment, which represent the lowest level within the Company at which goodwill is monitored for internal management purposes.

Impairment test of goodwill for the year ended on December 31, 2025:

Impairment loss for goodwill is recognized if the recoverable amount of the goodwill is less than the carrying amount. The recoverable amount is the greater of fair value less costs of disposal, or value in use of the relevant reporting level (i.e., a CGU of a group of CGUs).

The Company performed an assessment for goodwill impairment for its Proprietary Products segment, which is the level at which goodwill is monitored for internal management purposes and concluded that the fair value of the Proprietary Products segment exceeds the carrying amount by approximately 40%. The carrying amount of goodwill assigned to this segment is in the amount of $30,313 thousand.

The recoverable amount of the Proprietary segment as of December 2025 has been determined based on a value in use calculation using a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts for 5 years following the assessment date, including expected revenue growth, costs to produce, operating profit margins and estimated capital needs; (b) an estimated terminal value using a terminal year long-term future growth rate of -5.0% determined based on the long-term expected prospects of the reporting unit; and (c) a discount rate (post-tax) of 10.6 % which reflects the weighted-average cost of capital adjusted for the relevant risk associated with the Proprietary Products segment’s operations.

Actual results may differ from those assumed in the Company’s valuation method. It is reasonably possible that the Company’s assumptions described above could change in future periods. If any of these were to vary materially from the Company’s plans, it may record impairment of goodwill allocated to this reporting unit in the future. A hypothetical decrease in the growth rate of 1% or an increase of 1% to the discount rate would have reduced the fair value of the Proprietary Products segment by approximately $6,494 thousand and $25,223 thousand, respectively.

The sensitivity analysis above does not result in a reduction of the recoverable amount below the carrying amount.

Based on the Company’s assessment as of December 31, 2025, no impairment loss for goodwill was required to be recorded.